UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

POLONIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-176759	45-3181577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3993 Huntingdon Pike, 3rd Floor
Huntingdon Valley, Pennsylvania	19006
(Address of principal executive offices)	(Zip Code)

(215) 938-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 6, 2015, Polonia Bancorp, Inc. announced its financial results for the quarter ended June 30, 2015. The press release announcing financial results for the quarter ended June 30, 2015 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not Applicable

(d)	Exhibits

Number	Description

99.1	Press Release Dated August 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POLONIA BANCORP, INC.

Date: August 6, 2015	By:	/s/ Paul D. Rutkowski
Paul D. Rutkowski
Chief Financial Officer and Corporate Secretary